Exhibit 32.01


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION
1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Denny W. Nestripke certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Merilus, Inc. on Form 10-QSB for the period ended March 31, 2005:

1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Merilus, Inc.


By: /s/ Denny W. Nestripke

Name: Denny W. Nestripke
Title: Chief Executive Officer
Date: December 15, 2005


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the small business issuer and will be retained by the small business issuer and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.02


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Denny W. Nestripke certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Merilus, Inc. on Form 10-QSB for the period ended March 31, 2005:

1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Merilus, Inc.


By: /s/ Denny W. Nestripke

Name: Denny W. Nestripke
Title: Chief Financial Officer
Date: December 15, 2005


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the small business issuer and will be retained by the small business issuer and furnished to the Securities and Exchange Commission or its staff upon request.